Transamerica SeriesSM Transamerica LineageSM
                             Variable Life Insurance
                                    Issued by
                 Transamerica Occidental Life Insurance Company
                             Separate Account VUL-2

                         Supplement Dated July 29, 1999
                         to Prospectus Dated May 1, 1999


The following information supplements the prospectus. You should read it together with the prospectus.

On July 21, 1999, Transamerica Corporation completed its merger with a subsidiary of AEGON N.V., one of the world's leading international insurance groups. AEGON N.V. indirectly owns the issuing company, Transamerica Occidental Life Insurance Company.




                   Transamerica Variable Insurance Fund, Inc.

                         Supplement Dated July 29, 1999
                         to Prospectus Dated May 1, 1999


The following information supplements the prospectus. You should read it together with the prospectus.

On July 21, 1999, Transamerica Corporation completed its merger with a subsidiary of AEGON N.V., one of the world's leading international insurance groups. As a result of the merger, the investment advisory contracts between Transamerica Variable Insurance Fund, Inc. (TVIF) and Transamerica Occidental Life Insurance Company (TOLIC), TVIF's investment adviser, automatically terminated and the new investment advisory contracts between TVIF and TOLIC, approved at a special meeting of TVIF shareholders on June 16, 1999, became effective.

As of July 21, 1999, AEGON N.V. indirectly owns TVIF's investment adviser, TOLIC, and TVIF's sub-adviser, Transamerica Investment Services, Inc.